UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

DIATECT INTERNATIONAL CORPORATION

_______________________________________________________

(Exact name of registrant as specified in its charter)

California	0-10147	95-355578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

875 South Industrial Parkway, Heber City, Utah, 84032

________________________________________________________

(Address of principal executive office)

(435) 654-4370

________________________________________________________

(Registrant’s phone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[    ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Diatect CEO Jay Downs Resigns. VP Dave Andrus Named Interim CEO

Heber, UT, October 28, 2004 - Diatect International Corporation (OTC Bulletin Board: DTCT) WKN: 913540 Symbol: DI8.FSE (Frankfurt) DI8.BER (Berlin) announced today that CEO and chairman Jay Downs has resigned for personal reasons.

The company’s board of directors said that Vice President  has been appointed interim chairman, president and CEO.  The board announced that it would be formulating plans for an executive search in the near future.

Speaking on behalf of the board, Andrus said, “Jay contributed a great deal to the Company’s development and we are sad to announce his departure. We wish him well in his future endeavors. We are continuing to pursue our marketing and sales strategies that are focused on the larger chains.”

Andrus has been with the company since 1993 and has served in a variety of assignments including technical services director, R&D director, regulatory specialist, vice president operations and most recently chief operating officer.

About Diatect

Diatect International Corporation is an insect control and natural resource company headquartered in Heber near Salt Lake City. Diatect products are an EPA-labeled new generation of non-toxic insect control products marketed for sustainable and organic food production. The company's Diatect™ and Results products are sold into the multi-billion dollar agriculture, industrial, home and garden industry worldwide. The Results line for fire ant, tomato and garden, pet powder and indoor markets is packaged for the over-the-counter market and consumer use.

An investment profile on Diatect may be found on the website www.hawkassociates.com/diatect/profile.htm

For further information, contact Diatect International Shareholder Services at (435) 654-4370, email: shareholderservices@diatect.com, or Frank Hawkins or Julie Marshall, Hawk Associates, at (305) 852-2383, email: info@hawkassociates.com. Detailed information about Diatect International Corporation can be found on the website www.diatect.com. Copies of Diatect press releases, SEC filings, current price quotes, stock charts and other valuable information for investors may be found on the website www.hawkassociates.com/diatect.

This announcement includes forward-looking statements that involve risk and uncertainties. While these statements are made to convey to the public Diatect’s progress, business potential and growth prospects, readers are cautioned that such forward-looking statements represent management’s opinion. Such statements are made based upon current expectations that are subject to risk and uncertainty. In particular, management’s estimates of future revenue amounts and timing are based upon product delivery schedules, which may be subject to unforeseen delays.  Diatect does not undertake to update forward-looking statements in this news release to reflect actual results of its marketing plan and changes in assumptions or changes in other factors affecting such forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

DIATECT INTERNATIONAL CORPORATION

October 28, 2004

/s/ Dave Andrus

________________________________

Dave Andrus

Principal Executive Officer

Principal Financial Officer